Exhibit 99.1

Allied Nevada Intersects 650 Feet of 0.027 and 615 Feet of 0.032 opt Gold

Equivalent in 2 Holes in the Fire and Brimstone Oxide Zones at Hycroft

March 27, 2008 Reno, Nevada- Allied Nevada Gold Corp. (“Allied Nevada” or the “Company”) (AMEX and TSX “ANV”) is pleased to announce complete gold and silver assay results for 26 exploration holes, 22 of which are reported here. The four remaining holes showed insignificant results. The holes were drilled at the Company’s Hycroft Heap Leach Mine (“Hycroft”) located near Winnemucca, Nevada. As of March 25, 2008, 161 drill holes have been completed at Hycroft since the program was initiated in August of 2007, including 123 reverse circulation drill holes and 38 core holes for a total of 122,860 feet drilled. The holes were drilled to an average depth of approximately 760 feet. Four drill rigs (three reverse circulation rotary and one core rig) have operated at Hycroft since March 5, with one core drill leaving the Hycroft property for a prior commitment. From late January through late March the focus of the drill program has been to delineate oxide resources in the Brimstone pit area in furtherance of the Company’s objective of confirming and expanding existing oxide reserves on its Hycroft property. That program is now completed and the results are being evaluated as the assay determinations are received. As previously reported, the Company currently targets the fourth quarter of 2008 to commence gold production.

21 of the 22 drill holes reported here and listed in the table below were drilled in the Fire and Brimstone Zones along or within the proposed Brimstone pit boundary. As reported previously, holes drilled in the oxide program are designed to fill in gaps in the ore block model as well as to better define pit limits. All 21 holes drilled in the Fire and Brimstone Zones, nine in the Fire and twelve in the Brimstone, intersected gold and silver mineralization. Twelve of the 21 holes intersected significant lengths of oxide and mixed oxide and sulfide gold and silver mineralization. A significant length in a drill hole is defined as a continuous intercept of 100 feet or more of gold and silver mineralization.

The nine Fire Zone drill holes reported here were drilled along approximately 2,800 feet of strike length of a north-south trending zone of mineralization 1,600 feet to 1,200 feet west of the center of the current Brimstone pit. As the Fire Zone trends southward, it appears to merge with the southwest trending Brimstone Zone. The twelve Brimstone Zone drill holes reported here were drilled within and along the western edge of the Brimstone pit to 2,000 feet southwest of the pit. The results of these drill holes continue to define the continuity of the Brimstone Zone gold and silver mineralization south and southwestward from the current Brimstone Pit. Three holes, R-3159, designated as a Fire Zone Hole, and R-3162 and R-3177, designated as Brimstone holes, were drilled in a triangular pattern 400 to 600 feet apart. Each drill hole intersected thick sections of gold and silver mineralization. Drill hole R-3159 (-75°, East) intersected 650 feet of 0.027 opt gold equivalent from 185 to 835 feet. Drill hole R-3162 (vertical) drilled 615 feet of 0.032 opt gold equivalent from 245 to 860 feet and dill hole R-3177 (vertical) intersected 520 feet of 0.032 opt gold equivalent from 255 to 775 feet.

One core hole was drilled in the Boneyard Zone in late 2007 to test for sulfide mineralization in the southern end of the Boneyard pit. Assay results listed here reflect short discontinuous runs from poor core recovery due to very difficult drilling conditions. Additional drilling is planned in the Boneyard area.

Fire Zone
Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)	Gold Equivalent (oz/ton)

H08R-3141	30 Feet of Mineralization
	250	280	30	0.019	0.1	0.020

Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)	Gold Equivalent (oz/ton)

H08D-3144	234.5 Feet of Mineralization
	399	510	111	0.014	0.1	0.016
&	603	726.5	123.5	0.027	1.2	0.049
including	645	650	5	0.076	20.2	0.448

H08R-3153	265 Feet of Mineralization
	95	125	30	0.019	0.0	0.020
&	265	500	235	0.014	0.4	0.021

H08D-3155	79.5 Feet of Mineralization
	277	356.5	79.5	0.014	0.4	0.022

H08R-3159	650 Feet of Mineralization
	185	835	650	0.019	0.4	0.027
including	475	505	30	0.028	2.6	0.076
&	540	565	25	0.039	0.6	0.050
&	685	705	20	0.040	0.8	0.055

H08R-3165	315 Feet of Mineralization
	95	240	145	0.034	0.7	0.046
including	120	180	60	0.056	0.9	0.072
&	330	500	170	0.019	0.2	0.023
including	340	360	20	0.032	0.5	0.042

H08R-3166	25 Feet of Mineralization
	260	285	25	0.016	0.9	0.032

H08R-3205	125 Feet of Mineralization
	220	245	25	0.017	0.1	0.019
&	280	380	100	0.018	0.7	0.031
including	280	295	15	0.038	0.4	0.045
&	340	345	5	0.021	5.5	0.123

H08R-3227	35 Feet of Mineralization
	250	285	35	0.019	0.6	0.029

Brimstone Pit Area
H08R-3148	80 Feet of Mineralization
	285	365	80	0.044	0.1	0.045

H08R-3158	355 Feet of Mineralization
	130	205	75	0.023	0.0	0.023
&	225	350	125	0.020	0.1	0.022
including	265	280	15	0.052	0.1	0.054
&	380	535	155	0.025	0.7	0.038
including	380	415	35	0.029	2.4	0.073
&	485	490	5	0.191	0.0	0.191

Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)	Gold Equivalent (oz/ton)

H08D-3160	237.5 Feet of Mineralization
	230	300	70	0.022	0.2	0.026
&	311	355	44	0.018	0.4	0.025
&	370	493.5	123.5	0.016	0.7	0.029

H08R-3162	615 Feet of Mineralization
	245	860	615	0.021	0.6	0.032
including	520	625	105	0.047	1.1	0.068
&	800	820	20	0.059	0.7	0.071

H08R-3164	100 Feet of Mineralization
	235	260	25	0.016	0.9	0.033
&	430	500	70	0.013	0.4	0.020
&	600	605	5	0.252	0.5	0.261

H08R-3177	520 Feet of Mineralization
	255	775	520	0.021	0.6	0.032
including	290	310	20	0.033	0.8	0.048
&	340	355	15	0.031	1.1	0.052
&	395	410	15	0.013	3.3	0.073
&	480	485	5	0.144	6.6	0.265
&	545	565	20	0.034	0.6	0.044

H08R-3184	120 Feet of Mineralization
	540	590	50	0.042	0.6	0.054
including	570	580	10	0.118	1.5	0.146
&	630	700	70	0.009	1.1	0.030
including	655	665	10	0.006	4.7	0.092

H08R-3189	140 Feet of Mineralization
	280	420	140	0.011	0.7	0.024
including	405	420	15	0.023	1.1	0.043

H08R-3190	25 Feet of Mineralization
	285	310	25	0.007	0.7	0.021

H08R-3198	205 Feet of Mineralization
	0	135	135	0.013	0.4	0.021
	170	240	70	0.013	2.4	0.056
including	170	180	10	0.008	13.1	0.249

H08R-3209	195 Feet of Mineralization
	205	400	195	0.019	0.1	0.020
including	290	310	20	0.083	0.1	0.085

H08R-3231	45 Feet of Mineralization
	310	355	45	0.026	0.2	0.029

Boneyard Zone
Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)	Gold Equivalent (oz/ton)

H07D-3119	128.5 Feet of Mineralization
	2	23	21	0.025	0.2	0.029
&	190	224	34	0.012	0.0	0.012
&	255	312.5	57.5	0.009	0.0	0.010
&	685	701	16	0.024	0.0	0.024

“We have completed the oxide drilling programs in the Fire and Brimstone Zones and are finishing up the oxide drilling in the Cut 5 area. We are encouraged by the results of approximately 50 Fire and Brimstone oxide drill holes received to date,” says Rick Russell, Allied Nevada’s Vice President of Exploration. “In the near future, we plan to begin oxide drilling programs in other areas on the property that have the potential to yield additional gold and silver resources.”

Completed footage of the current Hycroft drilling program is averaging approximately 15,000 feet/month based on one 12-hour shift/day for the three reverse circulation rotary drills and two shifts/day for the core drill. The four drill rigs are being deployed in geotechnical and condemnation drilling projects. The oxide drilling in the Cut 5 area is nearly completed and drill testing of other target areas is being planned. For complete drill hole assay information for the twenty holes reported here, please see assay data posted on the Company’s website at www.alliednevada.com. Gold equivalent grades were calculated utilizing a $650 per ounce gold price and a $12 per ounce silver price.

(1)	The drill program is being conducted under the supervision of Mr. Rick Russell, Vice President of Exploration for Allied Nevada Gold Corp., who is a Qualified Person as defined by Canadian National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Hycroft Mine. A combination of vertical and angle holes have been drilled to intersect mineralization; however, due to physical constraints and the complex nature of the deposit, true thickness of the drilled intervals cannot be assumed from the measured intercepts. Sampling and assaying methods of this program are being conducted in accordance with the CIM Mineral Exploration Best Practices Guidelines.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 (and the equivalent under Canadian securities laws), that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, statements regarding results of exploration drilling and assay programs currently underway at Hycroft, potential for confirming, upgrading and expanding oxide gold mineralized material at Hycroft, results of evaluation of underlying sulfide mineralization at Hycroft, anticipated target date for commencement of gold production, and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. Although Allied Nevada management believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, risks relating to Allied Nevada’s status as a newly formed independent company and its lack of operating history; risks that Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; availability of outside contractors in connection with Hycroft and other activities; and availability and timing of capital for financing the planned reactivation of the Hycroft Mine including uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Allied Nevada’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including Allied Nevada’s latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required under applicable securities laws.

For further information on Allied Nevada, please contact Scott Caldwell or Hal Kirby at (775) 358-4455 or visit the Allied Nevada Website at www.alliednevada.com.

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